united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

KF Griffin Blue Chip and Covered Call Fund

September 30, 2015

Klingenstein, Fields & Co., LLC
125 Park Avenue, 17th Floor
New York, NY 10017

This Page Intentionally Left Blank.

Dear Fellow Shareholder,

The KF Griffin Blue Chip & Covered Call Fund seeks to provide total return with lower volatility than equity markets in general. The Fund seeks to achieve its investment objective by investing primarily in dividend-paying, large-capitalization common stocks of domestic and foreign issuers that are traded on a U.S. exchange and by writing covered call options on a substantial portion of the stocks held in its portfolio. The Fund seeks to generate a return profile that is balanced, generating approximately equal parts from (i) capital appreciation; (ii) dividends and reinvested dividends; and (iii) call premiums.

Fund Commentary

Since inception on October 18, 2013, the Fund has focused on buying stocks that have significant yields, usually great than the 2.0% that the S&P 500 offers, with growing earnings and dividends. As the threat of rising interest rates became real, most stocks with yields of over 2% have suffered. S&P 500 stocks that pay a meaningful dividend, over 2.0%, have significantly trailed the broad market. Year-to-date, S&P 500 companies paying a dividend yield over 2.0% have seen their stocks decline by an average of -11.9% compared to the -2.5% return in S&P 500 stocks that either don’t pay a dividend or carry a dividend yield below 2.0%. We believe it is obvious in the analysis of returns to the right as no sector has avoided this dispersion of returns. While the stock prices of the >2.0% yield group have declined, the fundamentals remain strong. This group had an average dividend increase of +10.7% over the last twelve months. There is also room for growth in dividends as the median payout ratio (dividend/earnings) stands at 46.4% over the last twelve month period.

	DIVIDEND YIELD
	<2.0%	>2.0%
INDUSTRY	YEAR-TO-DATE PERFORMANCE
Consumer Discretionary	+1.58%	-12.24%
Consumer Staples	+8.65%	-2.33%
Energy	-23.85%	-25.26%
Financials	-6.39%	-7.76%
Healthcare	-1.55%	-5.81%
Industrials	-8.62%	-14.37%
Technology	+4.82%	-14.37%
Materials	-6.30%	-18.80%
Telecommunications	-11.52%	-18.83%
Utilities	NA	-7.52%

Opportunities in the stock market are often created when stock prices diverge from fundamentals. This is often caused by macro-economic noise. Many stocks we like have solid long term prospects and continue to grow earnings and dividends. We believe that the stock price/fundamental disconnect will disappear as earnings and valuation take center stage. Here are two examples from the Fund’s holdings:

1.	AbbVie (ABBV): ABBV, a 3.5% position in the Fund as of September 30, 2015, was -19.0% in the 3rd quarter and -16.9% for the year-to-date. The stock trades at 12.7x 2015 earnings, has grown dividends and earnings over the last two years at over 20% on average per year. ABBV continues to announce positive pipeline news in hepatitis-C, oncology and rheumatoid arthritis which we expect will eventually be recognized by the market.

2.	Johnson & Johnson (JNJ): JNJ, a 4.0% position in the Fund as of September 30, 2015, was -4.2% during the 3rd quarter and is -10.7% for the year-to-date while the healthcare sector is -3.27% for the year. JNJ trades at 15.1x 2015 earnings, a discount to healthcare sector peers while growing dividends and earnings at 9% on average the last two years. The strong U.S. dollar has been a short term headwind to earnings but JNJ has a strong pipeline in pharmaceuticals that will eventually come to fruition.

In keeping with the Fund’s investment goals, net call premium income and dividend income made a significant contribution to the Fund’s total return over the last fiscal year. The Fund’s covered call strategy is designed to reduce the market volatility of the Fund’s stock portfolio and can be expected to underperform a generally rising stock market but reduce equity volatility over the long term while participating in the long term benefits of equity investing.

We expect the Fund’s focus on buying high quality dividend paying stocks and writing covered calls on these stocks to perform well under many market environments. Greater volatility of stock prices will cause the Fund’s value to fluctuate, but may also enable the Fund to write (sell) call options with higher premiums, increasing that component of the Fund’s returns.

Please refer to the portfolio review section for respective share class performance on page 3.

Market Commentary

Global stock markets have experienced heightened volatility over the last three months, briefly entering into correction territory. All major asset classes have declined over the last twelve months. Uncertainty around interest rates, global growth and commodity prices have forced many weak handed investors to the sidelines. We anticipate that volatility will continue. As we expected last quarter, the Federal Reserve delayed raising rates, surprising and confusing Wall Street. This uncertainty, coupled with growing pains in China has added to the volatility.

Asset Class	1 Year Return	Year-to-Date
U.S. Bonds	-0.2%	-0.5%
U.S Stocks	-1.2%	-6.9%
U.S. Inflation Protected Bonds	-1.7%	-1.2%
U.S. REITS	-5.1%	-4.8%
Foreign Developed Market Stocks	-8.2%	-5.9%
Foreign Developed Gov’t Bonds	-9.7%	-5.9%
U.S. Junk Bonds	-11.0%	-7.6%
Foreign Investment Grade Corp. Bonds	-11.8%	-9.9%
Foreign Inflation Protected Bonds	-11.9%	-8.6%
Foreign Junk Bonds	-14.3%	-9.7%
Emerging Market Equities	-19.6%	-17.3%
Emerging Market Gov’t Bonds	-24.0%	-18.1%
Commodities	-28.7%	-18.3%
Master Limited Partnership (MLP’s)	-42.2%	-33.9%

Source: S&P IQ and Telemet Orion price data

Historically, asset classes do not move in sync as they have the last twelve months. The environment, however, is unique with bond yields near historic lows, low inflation expectations and weak economic growth, all of which is pressuring stocks. It seems investors are doing the opposite of the old Wall Street saying of “buying the rumor and

Performance of stocks during periods of rising interest rates
January 31, 1972-December 31, 2014

selling the news” by “selling the rumor and will eventually buy the news.” The news is the anticipated increase in the target interest rate of the Federal Reserve. This anticipation has led to the selling of anything with a yield, including companies that are growing dividends and earnings. Thus far, the market is deviating from the chart to the left as companies paying and growing dividends have performed poorly. We still believe a strategy focused on the consistent growth of dividend income will lead to superior returns as the Federal Reserve moves to normalize interest rates.

We have warned over the last two years that investors should expect lower returns going forward after six straight positive years. We also highlighted the short term headwind of high stock market valuations. Over the last twelve months, however, the Morningstar Dividend Index and the Russell 1000 Value Index are -7.5% and -5.5%, respectively, with PE multiples of less than 15x, versus the Russell 1000 Growth index at +3.0% over the last year despite the fact that the PE multiple is 22.3x earnings. This dispersion is creating an opportunity to purchase high quality stocks in all sectors with growing earnings and dividends that are trading at reasonable prices. “The time to buy is when there’s blood in the streets” (Baron Rothschild, 18th century British nobleman and member of the Rothschild Banking family). While the opportunity is not as great as during the financial crisis, there are many values within the dividend and value universes that will turn into exceptional long term investments.

Thank you once again for your interest in our Fund.

Sincerely,
Douglas M. Famigletti, CFA

S&P 500 Index - The Standard & Poor’s 500 Index is an unmanaged market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry groups to represent U.S. equity performance.

Russell 1000 Growth Index – The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index – The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Approval Code:

4778-NLD-10/29/2015

KF Griffin Blue Chip and Covered Call Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2015

The Fund’s performance figures* for each of the periods ended September 30, 2015, compared to its benchmark:

	One Year	Since Inception(a)
Class A	(6.62)%	0.49%
Class A with 5.75% load	(12.00)%	(2.51)%
Class C	(7.36)%	0.10%
Class I	(6.41)%	1.20%
CBOE S&P 500 Buy-Write Index(b)	(4.02)%	4.05%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Past performance is no guarantee of future results. The Manager and the Trust, with respect to the Fund, have contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding any front-end or contingent deferred loads, any Rule 12b-l fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation expenses) at 1.50% for all classes of the Fund’s shares through January 31, 2016. Waivers or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees. Without these waivers, the Fund’s total annual operating expenses would have been 2.79%, 3.54%, and 2.54% for the Fund’s Class A, Class C, and Class I shares, per the lateset prospectus, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-499-2321.

(a)	KF Griffin Blue Chip and Covered Call Fund commenced operations on October 18, 2013.

(b)	The “CBOE S&P 500 Buy-Write Index”, benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Pharmaceuticals	18.3%
Banks	13.0%
Oil & Gas	8.4%
Retail	8.0%
Healthcare - Products	4.9%
Computers	4.5%
Semiconductors	4.5%
Cosmetics/Personal Care	4.3%
Chemicals	4.1%
Aerospace/Defense	3.9%
Other / Cash & Cash Equivalents	26.1%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s Holdings.

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

Shares		Value

	COMMON STOCKS - 93.9%
	AEROSPACE/DEFENSE - 3.9%
2,100	Boeing Co. (a)	$274,995

	BANKS - 13.0%
13,000	Bank of America Corp. (a)	202,540
7,000	BB&T Corp. (a)	249,200
6,750	HSBC Holdings PLC (a)	255,690
4,200	Wells Fargo & Co. (a)	215,670
		923,100
	BEVERAGES - 3.7%
6,500	Coca-Cola Co. (a)	260,780

	CHEMICALS - 4.1%
6,000	El du Pont de Nemours & Co. (a)	289,200

	COMPUTERS - 4.5%
2,200	International Business Machines Corp. (a)	318,934

	COSMETICS/PERSONAL CARE - 4.3%
4,200	Procter & Gamble Co. (a)	302,148

	DIVERSIFIED FINANCIAL SERVICES - 3.7%
3,500	American Expresss Co. (a)	259,455

	ELECTRICAL COMPONENTS & EQUIPMENT - 3.1%
5,000	Emerson Electric Co. (a)	220,850

	ELECTRONICS - 2.7%
2,000	Honeywell International, Inc. (a)	189,380

	HEALTHCARE-PRODUCTS - 4.9%
2,500	Danaher Corp. (a)	213,025
2,000	Medtronic PLC (a)	133,880
		346,905
	MISCELLANEOUS MANUFACTURING - 3.1%
8,700	General Electric Co. (a)	219,414

	OIL & GAS - 8.4%
5,000	Devon Energy Corp. (a)	185,450
3,000	Exxon Mobil Corp. (a)	223,050
4,000	Royal Dutch Shell PLC (ADR) - Class A (a)	189,560
		598,060

See accompanying notes to financial statements.

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Shares		Value

	OIL & GAS SERVICES - 3.7%
3,800	Schlumberger Ltd. (a)	$262,086

	PHARMACEUTICALS - 18.3%
4,500	AbbVie, Inc. (a)	244,845
3,000	Johnson & Johnson (a)	280,050
4,800	Merck & Co., Inc. (a)	237,072
8,759	Pfizer, Inc. (a)	275,120
5,500	Sanofi (a)	261,085
		1,298,172
	RETAIL - 8.0%
3,500	Target Corp. (a)	275,310
4,500	Wal-Mart Stores, Inc. (a)	291,780
		567,090
	SEMICONDUCTORS - 4.5%
6,000	QUALCOMM, Inc. (a)	322,380

	TOTAL COMMON STOCKS (Cost $7,359,944)	6,652,949

	SHORT-TERM INVESTMENTS - 6.6%
471,653	Fidelity Institutional Money Market Fund, Institutional Class, 0.17%**	471,653
	(Cost $471,653)

	TOTAL INVESTMENTS - 100.5% (Cost $7,831,597) (b)	$7,124,602
	TOTAL CALL OPTIONS WRITTEN - (0.7)% (Premiums Received $168,991)	(51,182)
	ASSETS IN EXCESS OF OTHER LIABILITIES - 0.2%	14,696
	TOTAL NET ASSETS - 100.0%	$7,088,116

Contracts***

	SCHEDULE OF CALL OPTIONS WRITTEN - (0.7)% *
20	AbbVie, Inc.	$800
	Expiration January 2016, Exercise Price $67.50
25	AbbVie, Inc.	125
	Expiration November 2015, Exercise Price $75.00
35	American Express Co.	2,590
	Expiration January 2016, Exercise Price $82.50
40	Bank of America Corp.	720
	Expiration November 2015, Exercise Price $17.00
90	Bank of America Corp.	630
	Expiration November 2015, Exercise Price $18.00
55	BB&T Corp.	6,875
	Expiration December 2015, Exercise Price $36.00
8	BB&T Corp.	800
	Expiration January 2016, Exercise Price $37.00
5	BB&T Corp.	143
	Expiration December 2015, Exercise Price $39.00
21	Boeing Co.	4,095
	Expiration January 2016, Exercise Price $145.00
5	Coca-Cola Co.	720
	Expiration January 2016, Exercise Price $40.00
50	Coca-Cola Co.	700
	Expiration November 2015, Exercise Price $43.00
10	Coca-Cola Co.	320
	Expiration January 2016, Exercise Price $43.00

See accompanying notes to financial statements.

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Contracts***		Value

20	Danaher Corp.	$1,900
	Expiration December 2015, Exercise Price $92.50
5	Danaher Corp.	825
	Expiration January 2016, Exercise Price $92.50
15	Devon Energy Corp.	780
	Expiration January 2016, Exercise Price $47.50
5	Devon Energy Corp.	15
	Expiration October 2015, Exercise Price $62.50
30	Devon Energy Corp.	90
	Expiration October 2015, Exercise Price $70.00
30	El du Pont de Nemours & Co.	1,350
	Expiration January 2016, Exercise Price $55.00
30	El du Pont de Nemours & Co.	810
	Expiration January 2016, Exercise Price $57.50
5	Emerson Electric Co.	250
	Expiration January 2016, Exercise Price $50.00
45	Emerson Electric Co.	450
	Expiration December 2015, Exercise Price $62.50
30	Exxon Mobil Corp.	30
	Expiration October 2015, Exercise Price $95.00
87	General Electric Co.	6,525
	Expiration January 2016, Exercise Price $26.00
20	Honeywell International, Inc.	460
	Expiration January 2016, Exercise Price $110.00
67	HSBC Holdings PLC	435
	Expiration December 2015, Exercise Price $50.00
22	International Business Machines Corp.	88
	Expiration October 2015, Exercise Price $185.00
10	Johnson & Johnson	1,490
	Expiration January 2016, Exercise Price $100.00
20	Medtronic PLC	1,420
	Expiration January 2016, Exercise Price $75.00
3	Merck & Co., Inc.	96
	Expiration January 2016, Exercise Price $57.50
45	Merck & Co., Inc.	45
	Expiration October 2015, Exercise Price $62.50
12	Pfizer, Inc.	756
	Expiration January 2016, Exercise Price $34.00
10	Pfizer, Inc.	400
	Expiration January 2016, Exercise Price $35.00
15	Pfizer, Inc.	270
	Expiration December 2015, Exercise Price $36.00
50	Pfizer, Inc.	600
	Expiration January 2016, Exercise Price $38.00
2	Procter & Gamble Co.	426
	Expiration January 2016, Exercise Price $72.50
40	Procter & Gamble Co.	40
	Expiration October 2015, Exercise Price $82.50
5	QUALCOMM, Inc.	15
	Expiration October 2015, Exercise Price $67.50
5	QUALCOMM, Inc.	10
	Expiration October 2015, Exercise Price $70.00

See accompanying notes to financial statements.

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Contracts***		Value

5	QUALCOMM, Inc.	$10
	Expiration October 2015, Exercise Price $77.50
45	QUALCOMM, Inc.	270
	Expiration October 2015, Exercise Price $80.00
10	Royal Dutch Shell PLC (ADR) - Class A	100
	Expiration October 2015, Exercise Price $65.00
30	Royal Dutch Shell PLC (ADR) - Class A	600
	Expiration October 2015, Exercise Price $67.50
18	Schlumberger Ltd.	162
	Expiration November 2015, Exercise Price $85.00
20	Schlumberger Ltd.	70
	Expiration November 2015, Exercise Price $92.50
32	Sanofi	4,480
	Expiration December 2015, Exercise Price $50.00
23	Sanofi	2,346
	Expiration March 2016, Exercise Price $55.00
35	Target Corp.	3,780
	Expiration January 2016, Exercise Price $85.00
3	Wal-Mart Stores, Inc.	435
	Expiration January 2016, Exercise Price $67.50
10	Wal-Mart Stores, Inc.	60
	Expiration December 2015, Exercise Price $77.50
18	Wal-Mart Stores, Inc.	270
	Expiration January 2016, Exercise Price $77.50
14	Wal-Mart Stores, Inc.	56
	Expiration December 2015, Exercise Price $80.00
2	Wells Fargo & Co.	394
	Expiration October 2015, Exercise Price $50.00
15	Wells Fargo & Co.	30
	Expiration October 2015, Exercise Price $57.50
25	Wells Fargo & Co.	25
	Expiration October 2015, Exercise Price $60.00
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received $168,991)	$51,182

ADR - American Depositary Receipt

*	Non-Income producing security.

**	Interest rate reflects seven-day effective yield on September 30, 2015.

***	One contract is equivalent to 100 shares of common stock.

(a)	Subject to call options written.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $7,677,637 and differs from fair value by net unrealized appreciation (depreciation) of securities and options as follows:

Unrealized appreciation	$208,413
Unrealized depreciation	(812,630)
Net unrealized depreciation	$(604,217)

See accompanying notes to financial statements.

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

ASSETS
Investment securities:
At cost	$7,831,597
At value	$7,124,602
Dividends and interest receivable	14,844
Receivable due from Manager	6,079
Receivable for distribution (12b-1) fees	4,067
Prepaid expenses and other assets	6,808
TOTAL ASSETS	7,156,400

LIABILITIES
Options written, at value (Premiums Received $168,991)	51,182
Fees payable to other affiliates	440
Accrued expenses and other liabilities	16,662
TOTAL LIABILITIES	68,284
NET ASSETS	$7,088,116

Composition of Net Assets:
Paid in capital	$7,252,855
Undistributed net investment income	62,240
Accumulated net realized gain from securities and options written transactions	362,207
Net unrealized deppreciation on securities and options written	(589,186)
NET ASSETS	$7,088,116

Net Asset Value Per Share:
Class A Shares:
Net Assets	$17,727
Shares of beneficial interest outstanding (a)	1,807
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$9.81
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$10.41

Class C Shares:
Net Assets	$1,002
Shares of beneficial interest outstanding (a)	103
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (c)	$9.75

Class I Shares:
Net Assets	$7,069,387
Shares of beneficial interest outstanding (a)	717,299
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.86

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(c)	Does not recalculate due to rounding of shares.

See accompanying notes to financial statements.

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2015

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $3,151)	$199,522
Interest	953
TOTAL INVESTMENT INCOME	200,475

EXPENSES
Investment management fees	95,291
Distribution (12b-1) fees:
Class A	60
Class C	11
Administration fees	34,335
Professional fees	22,432
Compliance officer fees	18,645
MFund service fees	12,642
Registration fees	6,025
Trustees fees and expenses	5,793
Custodian fees	5,092
Printing and postage expenses	3,765
Non 12b-1 shareholder servicing fees	1,062
Insurance expense	251
Other expenses	1,480
TOTAL EXPENSES	206,884

Less: Fees waived by the Manager	(92,505)
NET EXPENSES	114,379

NET INVESTMENT INCOME	86,096

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Realized gain from:
Investments	398,939
Options Written	54,460
Net realized gain from investments and options written	453,399
Change in unrealized appreciation (depreciation) on:
Investments	(1,094,287)
Options Written	68,276
Net change in unrealized depreciation on investments and options written	(1,026,011)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(572,612)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(486,516)

See accompanying notes to financial statements.

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	September 30, 2015	September 30, 2014*
FROM OPERATIONS
Net investment income	$86,096	$58,721
Net realized gain from investments and options written	453,399	102,258
Net change in unrealized appreciation (depreciation) on investments and options written	(1,026,011)	436,825
Net increase (decrease) in net assets resulting from operations	(486,516)	597,804

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(19,517)
Class C	—	(1)
Class I	(62,577)	(482)
From net realized gains:
Class A	(797)	—
Class C	(28)	—
Class I	(192,625)	—
Net decrease in net assets from distributions to shareholders	(256,027)	(20,000)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	25,942	6,584,750
Class C	—	1,000
Class I	49,960	7,290,836
Net asset value of shares issued in reinvestment of distributions:
Class A	797	19,517
Class C	28	1
Class I	254,835	448
Payments for shares redeemed:
Class A	(18,522)	(6,944,715)
Class I	(3,411)	(8,611)
Net increase in net assets from shares of beneficial interest	309,629	6,943,226

TOTAL INCREASE (DECREASE) IN NET ASSETS	(432,914)	7,521,030

NET ASSETS
Beginning of Period	7,521,030	—
End of Period **	$7,088,116	$7,521,030
** Includes undistributed net investment income of:	$62,240	$38,721

*	KF Griffin Blue Chip and Covered Call Fund commenced operations on October 18, 2013.

See accompanying notes to financial statements.

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Period Ended
	September 30, 2015	September 30, 2014*
SHARE ACTIVITY
Class A:
Shares Sold	2,494	657,314
Shares Reinvested	75	1,912
Shares Redeemed	(1,721)	(658,267)
Net increase in shares of beneficial interest outstanding	848	959

Class C:
Shares Sold	—	100
Shares Reinvested	3	— (a)
Net increase in shares of beneficial interest outstanding	3	100

Class I:
Shares Sold	4,647	689,942
Shares Reinvested	23,794	44
Shares Redeemed	(318)	(810)
Net increase in shares of beneficial interest outstanding	28,123	689,176

*	KF Griffin Blue Chip and Covered Call Fund commenced operations on October 18, 2013.

(a)	Less than one share.

See accompanying notes to financial statements.

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class A
	For the	For the
	Year Ended	Period Ended
	September 30, 2015	September 30, 2014	(1)
Net asset value, beginning of period	$10.78	$10.00
Activity from investment operations:
Net investment income (6)	0.09	0.08
Net realized and unrealized gain (loss) on investments	(0.78)	0.73
Total from investment operations	(0.69)	0.81
Less distributions from:
Net investment income	—	(0.03)
Net realized gains	(0.28)	—
Total distributions	(0.28)	(0.03)
Net asset value, end of period	$9.81	$10.78
Total return (2)	(6.62)%	8.11	% (5)
Net assets, at end of period (000s)	$18	$10
Ratio of gross expenses to average net assets (3)(7)	2.96%	2.78	% (4)
Ratio of net expenses to average net assets (7)	1.75%	1.75	% (4)
Ratio of net investment income to average net assets (7)(8)	0.88%	0.77	% (4)
Portfolio Turnover Rate	75%	13	% (5)

(1)	The KF Griffin Blue Chip and Covered Call Fund commenced operations on October 18, 2013.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class C
	For the	For the
	Year Ended	Period Ended
	September 30, 2015	September 30, 2014	(1)
Net asset value, beginning of period	$10.80	$10.00
Activity from investment operations:
Net investment income (6)	0.01	0.00	(8)
Net realized and unrealized gain (loss) on investments	(0.78)	0.81
Total from investment operations	(0.77)	0.81
Less distributions from:
Net investment income	—	(0.01)
Net realized gains	(0.28)	—
Total distributions	(0.28)	(0.01)
Net asset value, end of period	$9.75	$10.80
Total return (2)	(7.36)%	8.15	% (5)
Net assets, at end of period (000s)	$1	$1
Ratio of gross expenses to average net assets (3)(7)	3.71%	3.53	% (4)
Ratio of net expenses to average net assets (7)	2.50%	2.50	% (4)
Ratio of net investment income to average net assets (7)(9)	0.13%	0.02	% (4)
Portfolio Turnover Rate	75%	13	% (5)

(1)	The KF Griffin Blue Chip and Covered Call Fund commenced operations on October 18, 2013.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Less than $0.01 per share.

(9)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

KF GRIFFIN BLUE CHIP AND COVERED CALL FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Class I
	For the	For the
	Year Ended	Period Ended
	September 30, 2015	September 30, 2014	(1)
Net asset value, beginning of period	$10.90	$10.00
Activity from investment operations:
Net investment income (6)	0.12	0.10
Net realized and unrealized gain (loss) on investments	(0.79)	0.83
Total from investment operations	(0.67)	0.93
Less distributions from:
Net investment income	(0.09)	(0.03)
Net realized gains	(0.28)	—
Total distributions	(0.37)	(0.03)
Net asset value, end of period	$9.86	$10.90
Total return (2)	(6.41)%	9.37	% (5)
Net assets, at end of period (000s)	$7,069	$7,510
Ratio of gross expenses to average net assets (3)(7)	2.71%	2.53	% (4)
Ratio of net expenses to average net assets (7)	1.50%	1.50	% (4)
Ratio of net investment income to average net assets (7)(8)	1.13%	1.02	% (4)
Portfolio Turnover Rate	75%	13	% (5)

(1)	The KF Griffin Blue Chip and Covered Call Fund commenced operations on October 18, 2013.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

KF Griffin Blue Chip and Covered Call Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). These financial statements include the following series: KF Griffin Blue Chip and Covered Call Fund (the “Fund”). The Fund is a separate non-diversified series of the Trust. The Trust currently consists of forty-three series. Klingenstein, Fields & Co., LLC. (the “Manager”), acts as manager to the Fund. Griffin Asset Management, Inc. (the “Sub-Advisor”), serves as the Fund’s Sub-Advisor. The KF Griffin Blue Chip and Covered Call Fund commenced operations on October 18, 2013. The Fund’s investment objective is to seek to provide total return with lower volatility than equity markets in general.

The Fund offers three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

a)          Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchanged traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

KF Griffin Blue Chip and Covered Call Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Funds’ net assets as of September 30, 2015:

Assets		Level 2	Level 3
		(Other Significant	(Other Significant
Security	Level 1	Observable	Unobservable
Classifications (a)	(Quoted Prices)	Inputs)	Inputs)	Totals
Common Stocks	$6,652,949	$—	$—	$6,652,949
Short-Term Investments	471,653	—	—	471,653
Total	$7,124,602	$—	$—	$7,124,602

Liabilities		Level 2	Level 3
		(Other Significant	(Other Significant
Security	Level 1	Observable	Unobservable
Classifications (a)	(Quoted Prices)	Inputs)	Inputs)	Totals
Call Options Written	$(41,924)	$(9,258)	$—	$(51,182)
Total	$(41,924)	$(9,258)	$—	$(51,182)

(a)	As of and during the year ended September 30, 2015, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. For a detailed break-out of Common Stocks by Industry classification, please refer to the Schedule of Investments.

b)          Accounting for Options - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

The Manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Manager believes adverse market, political or other conditions are likely. The Manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The

KF Griffin Blue Chip and Covered Call Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

Fund may purchase a call option on a stock (including securities of ETFs) it may purchase at some point in the future. When the Fund purchases an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed in Note 1(a). When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

The locations on the Statement of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

	Liability Derivatives
Contract Type/Primary Risk
Exposure	Balance Sheet Location	Fair Value
Equity Risk	Options written, at value	$(51,182)

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2015 was as follows:

Derivatives
Not
Accounted for			Realized and
as Hedging	Primary		Unrealized Gain (Loss)
Instruments	Risk	Location of Gain (Loss) on	on Liability Derivatives
under GAAP	Exposure	Derivatives Recognized in Income	Recognized in Income

Options written	Equity Risk	Net realized gain from options written	$54,460

Options written	Equity Risk	Net change in unrealized appreciation on options written	68,276
Total			$122,736

Offsetting of Financial Assets and Derivative Liabilities –

The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of September 30, 2015.

Gross Amounts Not Offset in the
Liabilities					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts
			Offset in the	Presented in the
	Gross Amounts		Statement of	Statement of
	of Recognized		Assets &	Assets &	Financial	Collateral
Description	Liabilities		Liabilities	Liabilities	Instruments	Pledged/Received		Net Amount
Written Options	$51,182	(1)	$—	$51,182	$—	$51,182	(2)	$—
Total	$51,182		$—	$51,182	$—	$51,182		$—

(1)	Written options at value as presented in the Schedule of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

c)          Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

KF Griffin Blue Chip and Covered Call Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

As of and during the year ended September 30, 2015, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of September 30, 2015, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year 2013 and 2014, or are expected to be taken in the Fund’s 2015 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

d)          Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and are distributed on an annual basis.

e)          Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust. The Fund pays distributions on an annual basis.

f)          Other - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

g)          Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h)          Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

i)          Sales charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). For the year ended September 30, 2015 there were no CDSC Fees paid.

(2)	INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$5,810,338	$5,260,826

(3)	OPTIONS WRITTEN

During the year ended September 30, 2015 the Fund’s realized gain on option contracts subject to equity price risk amounted to $54,460. The notional value of the derivative instruments outstanding as of September 30, 2015 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

KF Griffin Blue Chip and Covered Call Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

A summary of option contracts written by the Funds during the year ended September 30, 2015, were as follows:

	Written Options
	Number of
	Options *	Option Premiums

Options outstanding at beginning of year	1,130	$247,769
Options written	3,391	652,780
Options exercised	(391)	(140,375)
Options closed	(1,699)	(438,648)
Options expired	(1,134)	(152,535)
Options outstanding at end of year	1,297	$168,991

*	One option contract is equivalent to one hundred shares of common stock.

(4)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

Klingenstein, Fields & Co., LLC. acts as the Manager to the Fund pursuant to the terms of the Management Agreement. Griffin Asset Management, Inc. serves as the Fund’s Sub-Advisor. The Manager pays the Sub-Advisor pursuant to the Sub-Advisory Agreement. Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.25% of average net assets, such fee to be computed daily based upon daily average net assets of the Fund. The Manager pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended September 30, 2015, management fees of $95,291 were incurred by the Fund, before the waiver and reimbursement described below.

The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions; leverage interest, dividends on securities sold short; taxes; costs of investing in underlying funds; expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation expenses) at 1.50% of the Fund’s average daily net assets through January 31, 2016. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Trustees.

For the year ended September 30, 2015, the Manager waived advisory fees in the amount of $92,505. As of September 30, 2015, the Manager has waived/reimbursed expenses that may be recovered no later than September 30 for the years indicated below:

2017	2018	Total
$76,089	$92,505	$168,594

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended September 30, 2015, the Fund incurred $12,642 for such fees.

KF Griffin Blue Chip and Covered Call Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

A Trustee and Officer of the Trust is also the controlling member of MFund Services, Alphacentric Advisors LLC, and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Effective April 2015, Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement.

Effective July 2, 2015, the Independent Trustees are paid a quarterly retainer of $500 per fund in the Trust. Prior to July 2, 2015, Independent Trustees were paid a quarterly retainer of $350 per fund in the Trust. The Independent Trustees also receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust and Variable Insurance Trust to which the meeting relates. The Lead Independent Trustee of the Trust receives an additional fee of $150 per Fund in the Trust per quarter. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per Fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The Trust has not adopted a plan for Class I shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

(5)	OPTIONS RISK

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

(6)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2015, Charles Schwab & Co., Inc. held 96.3% of the voting securities of the Fund, for the sole benefit of customers and may be deemed to control the Fund.

KF Griffin Blue Chip and Covered Call Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

(7)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the period ended September 30, 2015 and September 30, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30 ,2015	September 30 ,2014
Ordinary Income	$256,027	$20,000
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$256,027	$20,000

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Capital
Undistributed	Undistributed	Loss	Other	Post October	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$210,050	$231,829	$—	$(2,401)	$—	$(604,217)	$(164,739)

The difference between book basis and tax basis accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles

(8)	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

(9)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust
and the Shareholders of KF Griffin Blue Chip and Covered Call Fund

We have audited the accompanying statement of assets and liabilities of KF Griffin Blue Chip and Covered Call Fund (the “Fund”), a series of shares of beneficial interest in Mutual Fund Series Trust, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period October 18, 2013 (commencement of operations) through September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of KF Griffin Blue Chip and Covered Call Fund, as of September 30, 2015, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period October 18, 2013 through September 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 30, 2015

KF Griffin Blue Chip and Covered Call Fund

Additional Information (Unaudited)

September 30, 2015

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-499-2321; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-499-2321; and on the Commission’s website at http://www.sec.gov.

Consideration and Approval of Management Agreement with Klingenstein, Fields & Co., LLC with respect to the KF Griffin Blue Chip and Covered Call Fund

Consideration and Approval of Sub-Advisory Agreement between Klingenstein, Fields & Co., LLC and Griffin Asset Management, Inc. with respect to the KF Griffin Blue Chip and Covered Call Fund

In connection with the regular meeting held on August 13 & 24, 2015, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of a management agreement between Klingenstein, Fields & Co., LLC (“Klingenstein”) and the Trust, with respect to KF Griffin Blue Chip and Covered Call Fund (the “Fund”) (the “Management Agreement”). The Trustees also discussed the approval of a sub-advisory agreement between Klingenstein and Griffin Asset Management, Inc. (“Griffin”) with respect to the Fund (the “Sub-Advisory Agreement”).

In connection with their deliberations regarding approval of the Management Agreement, the Trustees reviewed materials prepared by Klingenstein (“Klingenstein 15c Response”).

Nature, Extent and Quality of Services. The Trustees reviewed the Klingenstein 15(c) Response, which provided an overview of the services provided by Klingenstein, as well as information on the firm’s personnel and the compliance and litigation record of Klingenstein. The Trustees then discussed the nature of Klingenstein’s operations, the quality of its compliance infrastructure and the experience of its fund management personnel. They considered that Klingenstein is responsible for monitoring Griffin’s performance and compliance with legal standards as well as compliance in trading within the Fund’s investment strategy. The Trustees acknowledged that the Fund’s strategy utilizes option overlays which requires greater monitoring for compliance issues by Klingenstein. They noted that no compliance or regulatory issues have arisen since the agreement was initially approved. The Trustees concluded that Klingenstein has provided an acceptable level of service.

Performance. The Trustees reviewed the performance of the Fund over the last one year and since inception periods, and compared the Fund’s performance to the peer group selected by Klingenstein, Morningstar Large Blend category, Morningstar Long-Short Equity category and CBOE SP500 Buy Write Index. The Trustees noted favorably the Fund’s positive absolute returns for the one year and since the Fund’s inception periods. They noted that, for the one-year period, the Fund outperformed its peer group, index and Morningstar Long-Short Equity category but underperformed the Morningstar Large Blend category. The Trustees noted further that the Fund underperformed its benchmark for the since inception period. The Trustees took note that the Fund’s benchmark, the CBOE S&P 500 Buy Write Index, may not be a strongly indicative measure of the Fund’s performance since the index tracks 500 stocks while Fund trades options in a more concentrated grouping of approximately 30 stocks. After

KF Griffin Blue Chip and Covered Call Fund

Additional Information (Unaudited)(Continued)

September 30, 2015

further discussion, the Trustees concluded that the Fund’s performance was reasonable and, based on Klingenstein’s continued belief that Griffin is meeting its expectations, Klingenstein’s use of Griffin was affirmed.

Fees and Expenses. The Trustees noted Klingenstein charges an advisory fee of 1.25% before waiver. The Trustees further noted that the fee is the same as the average of the Morningstar Long-Short Equity category, but higher than the average for the Fund’s peer group and Morningstar Large Blend category. The Trustees acknowledged that the Fund’s strategy utilizes option overlays which requires greater effort than a long only strategy, and monitoring for compliance issues, and therefore a higher fee is justifiable. In addition, the Board noted that the asset size of the funds in the peer group and Morningstar Large Blend category. After further discussion, the Trustees concluded that the advisory fee was reasonable.

The Trustees then discussed the allocation of fees between Klingenstein and Griffin relative to their respective duties and other factors, and agreed, based on Klingenstein’s continued belief that Griffin is meeting its expectations, that the allocation of fees between Klingenstein and Griffin was appropriate.

Profitability. The Trustees considered Klingenstein’s profitability in connection with its relationship with the Fund. They noted that Klingenstein reported a small loss in connection with its services to the Fund. The Trustees concluded, after further discussion of the profitability analysis provided, that excessive profitability from Klingenstein’s relationship with the Fund is not an issue at this time.

Economies of Scale. The Trustees considered whether Klingenstein had achieved economies of scale with respect to the management of the Fund. They discussed the Fund’s prospects for growth. The Trustees agreed that breakpoints may be an appropriate way for Klingenstein to share its economies of scale with the Fund and its shareholders if the Fund experienced a substantial growth in assets. However, the Trustees recognized that the Fund had not yet reached asset levels where Klingenstein could realize significant economies of scale and that the Board would revisit whether breakpoints are appropriate at the next renewal of the management agreement.

Conclusion. Having requested and received such information from Klingenstein as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee is reasonable and that renewal of the Management Agreement was in the best interests of the KF Griffin Blue Chip and Covered Call Fund.

KF Griffin Blue Chip and Covered Call Fund

Additional Information (Unaudited)(Continued)

September 30, 2015

In connection with their deliberations regarding approval of the Sub-Advisory Agreement, the Trustees reviewed materials prepared by Keystone’s responses to a series of questions regarding, among other things, its past investment performance; proposed sub-advisory services; comparative information regarding the Fund’s proposed fees and expenses; and Keystone’s anticipated profitability from managing the Fund (“Keystone 15c Response”).

Nature, Extent and Quality of Services. The Trustees reviewed the Griffin’s 15(c) Response, which provided an overview of the services provided by Griffin, as well as information on the firm’s personnel and the compliance and litigation record of Griffin. The Trustees then discussed the nature of Griffin’s operations, the quality of its compliance infrastructure and the experience of its fund management personnel. They considered that Griffin is responsible for day to day investment activities of the Fund, as well as for monitoring the Fund’s compliance both with legal standards and trading within the Fund’s investment strategy. The Trustees reviewed Griffin’s process for monitoring portfolio compliance. The Trustees concluded that Griffin has provided a level of service consistent with Klingenstein’s and the Board’s expectations.

Performance. The Trustees reviewed the performance of the Fund over the last one year and since inception periods, and reviewed the performance of the peer group selected by Klingenstein, Morningstar Large Blend category, Morningstar Long-Short Equity category, andCBOE S&P 500 Buy Write Index. The Trustees noted favorably the Fund’s positive absolute returns for the one year and since inception periods. They noted that, for the one-year period, the Fund outperformed its peer group, index and Morningstar Long-Short Equity category but underperformed the Morningstar Large Blend category. The Trustees noted further that the Fund underperformed its benchmark for the since inception period. The Trustees took note that the Fund’s benchmark, the CBOE S&P 500 Buy Write Index, may not be a strongly indicative measure of the Fund’s performance since the index tracks 500 stocks while Fund trades options in a more concentrated grouping of approximately 30 stocks. The Trustees concluded, after further discussion, that the Fund’s performance was reasonable.

Fees and Expenses. The Trustees considered the sub-advisory fee charged by the subadvisor for its services to the Fund, and compared it to the fees charged by Griffin to its separate account clients. They noted that the Klingenstein had negotiated a competitive fee for the Fund to the benefit of shareholders. The Trustees concluded that the sub-advisory fee was reasonable.

Profitability. The Trustees considered Griffin’s profitability in connection with its relationship with the Fund. They noted that Griffin is not yet profiting from its services to the Fund. The Trustees concluded, after further discussion of the profitability analysis provided, that excessive profitability from Griffin’s relationship with the Fund is not an issue at this time.

Economies of Scale. The Trustees considered whether Griffin has realized economies of scale with respect to the management of the Funds. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall Management Agreement, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from Griffin as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the Sub-Advisory Agreement was in the best interests of the KF Griffin Blue Chip and Covered Call Fund.

KF Griffin Blue Chip and Covered Call Fund
EXPENSE EXAMPLES
September 30, 2015 (Unaudited)

As a shareholder of the KF Griffin Blue Chip and Covered Call Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the KF Griffin Blue Chip and Covered Call Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the KF Griffin Blue Chip and Covered Call Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/15	9/30/15	4/1/15 – 9/30/15	4/1/15 – 9/30/15
Class A	$1,000.00	$924.60	$8.44	1.75%
Class C	1,000.00	921.60	12.04	2.50
Class I	1,000.00	926.70	7.24	1.50

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/15	9/30/15	4/1/15 – 9/30/15	4/1/15 – 9/30/15
Class A	$1,000.00	$1,016.29	$8.85	1.75%
Class C	1,000.00	1,012.53	12.61	2.50
Class I	1,000.00	1,017.55	7.59	1.50

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

KF Griffin Blue Chip and Covered Call Fund

Trustees and Officers (Unaudited)

September 30, 2015

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	43	Variable Insurance Trust since 2010

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	43	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	43	Variable Insurance Trust since 2010

KF Griffin Blue Chip and Covered Call Fund

Trustees and Officers (Unaudited)(Continued)

September 30, 2015

Interested Trustee** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Member, Catalyst Mutuals Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	43	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010- 2012.	N/A	N/A

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, since 2012; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A

Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011- 12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Chief Compliance Officer, TCG Financial Series Trusts, 9/2015 to Present; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present; Attorney, Weiss & Associates, 12/2008 to 6/2010.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the Fund advisor.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-499-2321.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

This Page Intentionally Left Blank.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

ADVISOR
Klingenstein, Fields & Co., LLC
125 Park Avenue, 17th Floor
New York, NY 10017

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, Ohio 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, Ohio 43219

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2015 2014
KF Griffin Blue Chip & Covered Call Fund	11,250 11,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2015 2014
KF Griffin Blue Chip & Covered Call Fund	2,000 2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2015 and 2014 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2015 and 2014 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)   There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)   Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: December 4, 2015